BOULDER GROWTH & INCOME FUND, INC.

                                  Annual Report
                                November 30, 2002

Dear Fellow Shareholder:

Fiscal 2002 was a tough year for the market and for the Boulder Growth & Income Fund ("BIF"). The Fund's total return on net asset value (NAV) for the 12 months ending 11/30/2002 (the Fund's new fiscal year) was -20%. The total return on market value was -34%. The reason for the disparity between the Fund's NAV and its market return is that the Fund was trading at a 3.7% discount a year ago and a 21% discount as of 11/30/02.

Obviously the Fund's loss for the year is very disappointing. The S&P 500 Index over the same period posted total return of -16.5%. Not only did the Fund lose money, it performed worse than an unmanaged index. Keep in mind that as Advisers, we didn't assume management until the end of January, and the Fund's change in objective wasn't approved until April. About 1/3 of the losses came from the bonds we inherited. But we can't sugarcoat our performance, and we won't try. Our goal is to make positive returns every year - that is - not to lose money. And over the long term we hope to do better than an unmanaged equity index fund. We picked the S&P 500 because it is well known and fairly representative of the overall market. Unlike investment advisors of most funds, we feel your pain in this loss. Our affiliates owned 1.2 million shares of BIF as of November 30, 2002, so our paper loss for the year was about $2.3 million.

Most of the bonds in the portfolio at the beginning of the year were junk bonds. We have sold nearly all of them, and we're glad we sold them when we did. We had a feeling it would be a tough year for the market, so as we sold bonds, we replaced them with what we thought at the time were relatively safe investments
- utility stocks. Good old utilities - you know, the investment your mom and dad made. Safe and sound. No risk. Regular dividends. Regulated industry. Monopoly. Today, in hindsight (which is always 20/20) we can use one word to describe the performance of the utility sector - "lousy". From the beginning of this year, the Philadelphia Utility Index (comprising 20 utility companies) is down 26%. As of 11/30/02, 12% of the Fund's assets were in utilities.

Our objective in the utility sector was to earn a reasonable return through the dividend payout, with the perception that a 7% to 9% return would outperform the market. We were right that a 7% to 9% return would have beaten the market. However, three of the four utilities we purchased either reduced or entirely eliminated their dividend and the fourth likely will also. There is a perceived liquidity risk in the utility industry that the market sees as a reason to sell these companies. The utility industry is capital intensive and uses debt as a financing tool. We knew this going in. But it also has a "captured" customer base, which can't be infringed upon. Some utility companies ventured into unregulated businesses, and overpaid for assets. But we feel the market is over-reacting in some situations. Certainly, it's not unheard of for the market to over-react. Nevertheless, in retrospect, our decision to go into utilities was a bad one. The prices of the utilities we bought were at the low end of their prices for the last business cycle, but continued to get much lower after we bought them. We believe they will recover in price to give us decent returns from the current level, but they will never give us anywhere close to the total return that we expected when we bought them. We simply made a big mistake investing in the utility sector.

We became the investment advisors in January of 2002, but the change in the Fund's objective, which allowed us to invest in common stocks, didn't occur until April of 2002. Take a look at the graph of the S&P 500 Index for the 11 months ending 11/30/02:

                        [GRAPHIC OMITTED-BLOOMBERG CHART]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  S&P 500 INDEX

DATE               PX LAST
1/2/2002           1154.67
1/3/2002           1165.27
1/4/2002           1172.51
1/7/2002           1164.89
1/8/2002           1160.71
1/9/2002           1155.14
1/10/2002          1156.55
1/11/2002          1145.6
1/14/2002          1138.41
1/15/2002          1146.19
1/16/2002          1127.57
1/17/2002          1138.88
1/18/2002          1127.58
1/22/2002          1119.31
1/23/2002          1128.18
1/24/2002          1132.15
1/25/2002          1133.28
1/28/2002          1133.06
1/29/2002          1100.64
1/30/2002          1113.57
1/31/2002          1130.2
2/1/2002           1122.2
2/4/2002           1094.44
2/5/2002           1090.02
2/6/2002           1083.51
2/7/2002           1080.17
2/8/2002           1096.22
2/11/2002          1111.94
2/12/2002          1107.5
2/13/2002          1118.51
2/14/2002          1116.48
2/15/2002          1104.18
2/19/2002          1083.34
2/20/2002          1097.98
2/21/2002          1080.95
2/22/2002          1089.84
2/25/2002          1109.43
2/26/2002          1109.38
2/27/2002          1109.89
2/28/2002          1106.73
3/1/2002           1131.78
3/4/2002           1153.84
3/5/2002           1146.14
3/6/2002           1162.77
3/7/2002           1157.54
3/8/2002           1164.31
3/11/2002          1168.26
3/12/2002          1165.58
3/13/2002          1154.09
3/14/2002          1153.04
3/15/2002          1166.16
3/18/2002          1165.55
3/19/2002          1170.29
3/20/2002          1151.85
3/21/2002          1153.59
3/22/2002          1148.7
3/25/2002          1131.87
3/26/2002          1138.49
3/27/2002          1144.58
3/28/2002          1147.39
4/1/2002           1146.54
4/2/2002           1136.76
4/3/2002           1125.4
4/4/2002           1126.34
4/5/2002           1122.73
4/8/2002           1125.29
4/9/2002           1117.8
4/10/2002          1130.47
4/11/2002          1103.69
4/12/2002          1111.01
4/15/2002          1102.55
4/16/2002          1128.37
4/17/2002          1126.07
4/18/2002          1124.47
4/19/2002          1125.17
4/22/2002          1107.83
4/23/2002          1100.96
4/24/2002          1093.14
4/25/2002          1091.48
4/26/2002          1076.32
4/29/2002          1065.45
4/30/2002          1076.92
5/1/2002           1086.46
5/2/2002           1084.56
5/3/2002           1073.43
5/6/2002           1052.67
5/7/2002           1049.49
5/8/2002           1088.85
5/9/2002           1073.01
5/10/2002          1054.99
5/13/2002          1074.56
5/14/2002          1097.28
5/15/2002          1091.07
5/16/2002          1098.23
5/17/2002          1106.59
5/20/2002          1091.88
5/21/2002          1079.88
5/22/2002          1086.02
5/23/2002          1097.08
5/24/2002          1083.82
5/28/2002          1074.55
5/29/2002          1067.66
5/30/2002          1064.66
5/31/2002          1067.14
6/3/2002           1040.68
6/4/2002           1040.69
6/5/2002           1049.9
6/6/2002           1029.15
6/7/2002           1027.53
6/10/2002          1030.74
6/11/2002          1013.6
6/12/2002          1020.26
6/13/2002          1009.56
6/14/2002          1007.27
6/17/2002          1036.17
6/18/2002          1037.14
6/19/2002          1019.99
6/20/2002          1006.29
6/21/2002          989.14
6/24/2002          992.72
6/25/2002          976.14
6/26/2002          973.53
6/27/2002          990.64
6/28/2002          989.82
7/1/2002           968.65
7/2/2002           948.09
7/3/2002           953.99
7/5/2002           989.03
7/8/2002           976.98
7/9/2002           952.83
7/10/2002          920.47
7/11/2002          927.37
7/12/2002          921.39
7/15/2002          917.93
7/16/2002          901.05
7/17/2002          906.04
7/18/2002          881.56
7/19/2002          847.76
7/22/2002          819.85
7/23/2002          797.7
7/24/2002          843.42
7/25/2002          838.68
7/26/2002          852.84
7/29/2002          898.96
7/30/2002          902.78
7/31/2002          911.62
8/1/2002           884.66
8/2/2002           864.24
8/5/2002           834.6
8/6/2002           859.57
8/7/2002           876.77
8/8/2002           905.46
8/9/2002           908.64
8/12/2002          903.8
8/13/2002          884.21
8/14/2002          919.62
8/15/2002          930.25
8/16/2002          928.77
8/19/2002          950.72
8/20/2002          937.43
8/21/2002          949.36
8/22/2002          962.7
8/23/2002          940.86
8/26/2002          947.95
8/27/2002          934.82
8/28/2002          917.87
8/29/2002          917.8
8/30/2002          916.07
9/3/2002           878.02
9/4/2002           893.4
9/5/2002           879.15
9/6/2002           893.92
9/9/2002           902.96
9/10/2002          909.58
9/11/2002          909.45
9/12/2002          886.91
9/13/2002          889.81
9/16/2002          891.1
9/17/2002          873.52
9/18/2002          869.46
9/19/2002          843.32
9/20/2002          845.39
9/23/2002          833.7
9/24/2002          819.29
9/25/2002          839.66
9/26/2002          854.95
9/27/2002          827.37
9/30/2002          815.28
10/1/2002          847.91
10/2/2002          827.91
10/3/2002          818.95
10/4/2002          800.58
10/7/2002          785.28
10/8/2002          798.55
10/9/2002          776.76
10/10/2002         803.92
10/11/2002         835.32
10/14/2002         841.44
10/15/2002         881.27
10/16/2002     |   860.02|
10/17/2002         879.2
10/18/2002         884.39
10/21/2002         899.72
10/22/2002         890.16
10/23/2002         896.14
10/24/2002         882.5
10/25/2002         897.65
10/28/2002         890.23
10/29/2002         882.15
10/30/2002         890.71
10/31/2002         885.76
11/1/2002          900.96
11/4/2002          908.35
11/5/2002          915.39
11/6/2002          923.76
11/7/2002          902.65
11/8/2002          894.74
11/11/2002         876.19
11/12/2002         882.95
11/13/2002         882.53
11/14/2002         904.27
11/15/2002         909.83
11/18/2002         900.36
11/19/2002         896.74
11/20/2002         914.15
11/21/2002         933.76
11/22/2002         930.55
11/25/2002         932.88
11/26/2002         913.31
11/27/2002         938.87
11/29/2002         936.31

We started investing in equities beginning in May, after approval of the new objective. The Index was above 1100 when we got started, and is about 15% below that level on 11/30/02.

That brings us to our recent rights offering. The Fund issued 5,663,892 new shares at the end of December (after our fiscal year end) at a discounted price of $4.34 per share. This doubled the number of the Fund's outstanding shares. Because we issued new shares at a discount to the Fund's market price (which at the time of the offering was below the Fund's NAV), there was a decline in the Fund's NAV after the rights offering.

We believe that the money raised in the rights offering will be beneficial to the Fund's owners over time. Most funds that do rights offerings do them based only on the Board's decision. This rights offering not only required an affirmative vote from the Board, but also from the shareholders. The bulk of our fellow owners apparently agreed, because a majority of the shares outstanding and of the shareholders both approved the offering.

First, for any new shareholders who acquired Fund shares by purchasing rights, we want to welcome you as fellow shareholders. To learn more about the Fund, you should visit the Fund's website (www.boulderfunds.net) which has a lot of relevant information about the Fund. Second, looking at the graph above, we think this has been a better time to conduct a rights offering than if we had done one when the market was strong and peaking. Third, if you look at the Fund's expense ratio (see more below), spreading the Fund's fixed costs over a greater amount of assets should reduce the Fund's expense ratio.

The Fund shows an expense ratio of 4.40%. This is much higher than we would like. The reason for the higher expense ratio this year is three-fold: First, the Fund incurred significant fees for the proxy relating to the rights offering; second, it incurred significant legal fees related to both the rights offering proxy and the proxy relating to changing the Fund's objective; and third, these one-time expenses were jammed into a shortened 5-month period because we changed our year end which, when annualized, magnifies the effect of the higher expenses.

Now that the rights offering is complete, we are considering issuing leverage. Currently, short-term rates are at historic lows. If we can borrow and earn above the cost of the leverage, it goes into the pockets of the common shareholders. Of course, leverage works the other way too. Any losses incurred on the leverage come out of the pockets of the common shareholders. Issuing leverage will give us an opportunity to take further advantage of investment opportunities currently existing in the market.

We look forward to getting the proceeds of the rights offering invested, and the year ahead.

Sincerely,

/S/ SIGNATURE

Stewart R. Horejsi

December 27, 2002

    The information in the table below is unaudited.

                                 FINANCIAL DATA

                                                                NYSE
                                                   NAV      CLOSING PRICE
                                                 -------    ------------
               7/31/02 .......................    $6.82         $5.75
               8/31/02 .......................     6.87          5.91
               9/30/02 .......................     6.48          5.21
              10/31/02 .......................     6.31          5.16
              11/30/02 .......................     6.59          5.22



--------------------------------------
NOTHING IN THIS ANNUAL REPORT SHOULD BE CONSIDERED AS INVESTMENT ADVICE. THIS LETTER EXPLAINS THE MANAGERS' VIEWS AS OF ITS DATE, WHICH MAY HAVE SUBSEQUENTLY CHANGED.

         QUESTIONS & ANSWERS REGARDING THE BOULDER GROWTH & INCOME FUND

Q: How did the Rights Offering end up?


A: The Rights Offering was fully subscribed. The Fund issued 5,663,892 new shares at a price of $4.34. Total gross proceeds to the Fund were $24,581,291.


Q: Why did the Fund's net asset value drop so much after the Rights Offering?


A: As described in the Rights Offering Prospectus, when new shares are issued below the Fund's net asset value, the result is a decrease in the net asset value calculated after the shares are issued and the proceeds from the rights offering received. Since the Fund's shares were trading at a discount of about 25%, and the subscription price was 95% of the market value, the proceeds from the rights offering were $4.34 per share. The Fund's NAV on December 20, 2002, the expiration of the rights offering, was $6.35. When the new shares were issued on a one-for-one basis, the resulting NAV was the mean, or average, of the NAV of $6.35, and the subscription price of $4.34. Had there been no other changes to the value of the Fund's investments, the resulting NAV would have been $5.35 per share.

Q: At the April 26, 2002 shareholder meeting, shareholders approved a proposal permitting the Fund to leverage itself. Has it done so?

A: We put the idea of leveraging on the back burner for a while and, in hindsight, we're glad we did. We will pick up the idea again early in 2003.

Q: What happened to the dividend?


A: Prior to 2002, the Fund had been paying a quarterly dividend. When shareholders approved the change in objective from "Income" to "Total Return" in April, the Board changed the dividend policy to annual payouts. Typically we will pay any income dividend or capital gain dividend in the month of December. However, because the Rights Offering occurred in December 2002, we will pay any dividend we have in the first quarter of 2003. Any net investment income the Fund earns through November 30, 2003, will be paid out in December 2003. Because of the significant capital loss carry-forwards from losses that the Fund has already realized, it will probably be some time until the Fund will have a capital gain to pay out.

                       BOULDER GROWTH & INCOME FUND, INC.

                                    EXHIBIT 1
                                   (UNAUDITED)

 NET ASSET VALUE AND MARKET PERFORMANCE FOR A COMMON SHARE FOR THE 10 MONTHS
                                ENDING 11/30/02

                                                               NAV     MARKET
                                                             -------   -------
               January 31, 2002............................. $  8.30   $  7.77

               November 30, 2002............................ $  6.59   $  5.22
                                                             -------   -------
                  Change.................................... $ (1.71)  $ (2.55)
               Dividends Paid............................... $  0.25   $  0.25
                                                             -------   -------
               Net Decrease in Value........................ $ (1.46)  $ (2.30)
               Net Decrease % (No Dividend Reinvestment)....  -17.6%    -29.6%


                                    EXHIBIT 2
                                   (UNAUDITED)

        BIF TOTAL RETURNS FOR QTRS AND PERIOD ENDING 11/30/02 VS. S&P 500
                    DIVIDENDS REINVESTED ON DIVIDEND PAY DATE

                                                     BIF        BIF
                                                     NAV      MARKET   S&P 500
                                                   -------   --------  --------
      Quarter Ending 11/30/02 ....................  -4.1%     -11.7%      2.7%
      Quarter Ending 8/31/02 ..................... -12.6%     -19.4%    -13.8%
      Quarter Ending 5/31/02 .....................  -2.3%      -2.0%     -3.3%
                                                   -------   --------  --------
      Trailing 10 Months Ending 11/30/02.......... -17.9%     -30.5%    -17.2%

                       BOULDER GROWTH & INCOME FUND, INC.

                                    EXHIBIT 3
                                   (UNAUDITED)

                                                                    COMMON STOCK INVESTMENTS
                                                             ---------------------------------------
                                                                                                          BONDS/
                                                                                                      FORIEGN STOCK &
                                                                RICS           REITS     INDUSTRIALS  PREFERRED STOCK     TOTAL
                                                                ----           -----     -----------  ---------------     -----
Beginning Market Value.............        01/31/02          $       0      $        0   $         0    $45,718,827    $ 45,718,827
                                                             ---------      ----------   -----------    -----------    ------------
Cost of Purchases..................   01/31/02- 11/30/02     3,206,592       7,853,769    34,826,608             --      45,886,969
Proceeds from Sales................   01/31/02- 11/30/02     3,198,124              --     1,473,237     40,698,000      45,369,361
                                                             ---------      ----------   -----------    -----------    ------------
Net Purchase/(Sales)...............                              8,468       7,853,769    33,353,371    (40,698,000)        517,608
Beginning Market Value
Net Purchase/(Sales)...............                              8,468       7,853,769    33,353,371      5,020,827      46,236,435
Net Appreciation/(Depreciation)....                             (8,468)       (882,476)   (5,974,681)    (3,100,207)     (9,965,832)
Ending Market Value................        11/30/02          $       0      $6,971,293   $27,378,690    $ 1,920,620    $ 36,270,603
                                                             ---------      ----------   -----------    -----------    ------------
Number of Issues Held..............        11/30/02                  0               5            12             25
Cash and Other Assets and
   Liabilities.....................        11/30/02                                                                       1,038,434
                                                                                                                       ------------
   Total Net Assets................                                                                                    $ 37,309,037
                                                                                                                       ============



BOULDER GROWTH & INCOME FUND, INC.                                                                 PORTFOLIO OF INVESTMENTS
                                                                                                          NOVEMBER 30, 2002
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     SHARES      VALUE
                                                                                                     ------     -------

DOMESTIC COMMON STOCKS - 92.1%
           BUILDING MATERIALS -  6.3%  USG Corporation+ .....................................        300,000  $  2,355,000
                                                                                                              ------------
                  DIVERSIFIED - 27.9%  Berkshire Hathaway Inc., Class A+ ....................            144    10,411,200
                                                                                                              ------------
           FINANCIAL SERVICES -  5.3%  MGIC Investment Corporation ..........................         25,000     1,166,750
                                       Providian Financial Corporation+ .....................        130,000       790,400
                                                                                                              ------------
                                                                     TOTAL FINANCIAL SERVICES                    1,957,150
                                                                                                              ------------
                        MEDICAL-DRUG/
                  DIVERSIFIED - 17.4%  Bristol-Meyers Squibb Company ........................         82,000     2,173,000
                                       Merck & Company, Inc. ................................         40,000     2,376,400
                                       Schering-Plough Corporation ..........................         86,000     1,948,760
                                                                                                              ------------
                                                               TOTAL MEDICAL-DRUG/DIVERSIFIED                    6,498,160
                                                                                                              ------------
                        REITS - 18.7%  HRPT Properties Trust ................................        260,000     2,176,200
                                       JDN Realty Corporation ...............................        170,000     1,900,600
                                       Post Properties, Inc. ................................         71,000     1,810,500
                                       Thornburg Mortgage, Inc. .............................          5,100        93,993
                                       Trizec Properties, Inc. ..............................        100,000       990,000
                                                                                                              ------------
                                                                                  TOTAL REITS                    6,971,293
                                                                                                              ------------
          RETAIL-SUPERMARKETS -  4.3%  Safeway Inc.+ ........................................         68,000     1,617,040
                                                                                                              ------------
                      UTILITY - 12.2%  Alliant Energy Corporation ...........................         83,800     1,364,264
                                       Aquila Inc. ..........................................        217,000       438,340
                                       Northwestern Corporation .............................        202,400     1,627,296
                                       TXU Corporation ......................................         72,000     1,110,240
                                                                                                              ------------
                                                                                TOTAL UTILITY                    4,540,140
                                                                                                              ------------
               TOTAL DOMESTIC COMMON
                              STOCKS
                   (Cost $39,116,794) ......................................................................    34,349,983
                                                                                                              ------------

FOREIGN COMMON STOCK - 0.0%**
                  TELEPHONE -  0.0%**  Versatel Telecom International NV ....................         44,412        12,370
                                                                                                              ------------
                TOTAL FOREIGN COMMON
                               STOCK
                      (Cost $151,295) ......................................................................        12,370
                                                                                                              ------------

               CORPORATE BONDS - 4.1%                                                                PAR
                     AIRLINES -  0.3%  American Airlines Inc., Pass-through Certificates,        -----------
                                         7.800% due 10/01/06 ................................   $    120,000        81,688
                                       Atlas Air Inc., Senior Notes, 9.250% due 04/15/08 ....        100,000        33,500
                                                                                                              ------------
                                                                               TOTAL AIRLINES                      115,188
                                                                                                              ------------
             BUILDING PRODUCTS - WOOD
                              -  0.6%  Koppers Industry, Inc., Senior Subordinated Notes,
                                         9.875% due 12/01/07 ................................        225,000       216,000
                                                                                                              ------------
             CABLE TELEVISION -  0.1%  Pegasus Communications Corporation, Senior Notes,
                                         9.750% due 12/01/06 ................................         90,000        42,075
                                                                                                              ------------
        ELECTRONICS (DEFENSE) -  0.2%  Condor Systems Inc., Series B, Company
                                         Guarantee, (in default), 11.875% due 05/01/09 ......        400,000        90,000
                                                                                                              ------------
           FINANCIAL SERVICES -  0.4%  Dana Credit Corporation, MTN,
                                         7.250% due 12/16/02 ++ .............................        150,000       150,000
                                                                                                              ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


BOULDER GROWTH & INCOME FUND, INC.                                                                 PORTFOLIO OF INVESTMENTS
                                                                                                          NOVEMBER 30, 2002
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                      PAR        VALUE
                                                                                                     ------     -------

        CORPORATE BONDS - (CONTINUED)
              MACHINERY-CONSTRUCTION/
                       MINING -  0.1%  National Equipment Services Inc., Series B,
                                         Senior Subordinated Notes, 10.000% due 11/30/04 ....   $     50,000  $     16,000
                                       National Equipment Services Inc., Series D,
                                         Company Guarantee, 10.000% due 11/30/04 ............         80,000        25,600
                                                                                                              ------------
                                                          TOTAL MACHINERY-CONSTRUCTION/MINING                       41,600
                                                                                                              ------------
                       MANUFACTURING
                (DIVERSIFIED) -  0.1%  Grey Wolf, Inc., Senior Notes,
                                         8.875% due 07/01/07 ................................         40,000        41,200
                                       Polymer Group Inc., Series B, Company
                                         Guarantee, (in default), 9.000% due 07/01/07 .......         25,000         4,625
                                                                                                              ------------
                                                            TOTAL MANUFACTURING (DIVERSIFIED)                       45,825
                                                                                                              ------------
              PHARMACEUTICALS -  0.3%  Pharmerica Inc., Senior Subordinated Notes,
                                         8.375% due 04/01/08 ................................        125,000       125,000
                                                                                                              ------------
                RETAIL-MISCELLANEOUS/
                  DIVERSIFIED -  0.1%  MTS, Inc., Senior Subordinated Notes,
                                         9.375% due 05/01/05 ................................        100,000        25,500
                                                                                                              ------------
           TELECOMMUNICATIONS -  0.8%  American Cellular Corporation, Company
                                         Guarantee, 9.500% due 10/15/09 .....................        200,000        38,000
                                       GCI Inc., Senior Notes, 9.750% due 08/01/07 ..........        325,000       242,125
                                                                                                              ------------
                                                                     TOTAL TELECOMMUNICATIONS                      280,125
                                                                                                              ------------
                    TELEPHONE -  0.7%  WorldCom, Inc., Notes, (in default),
                                         7.500% due 05/15/11 ................................      1,000,000       255,000
                                                                                                              ------------
           UTILITY-ELECTRIC POWER -
                                 0.4%  Calpine Canada Energy Finance, Company
                                         Guarantee, 8.500% due 05/01/08 .....................        200,000        93,000
                                       Calpine Corporation, Senior Notes,
                                         8.750% due 07/15/07 ................................        150,000        67,500
                                                                                                              ------------
                                                                 TOTAL UTILITY-ELECTRIC POWER                      160,500
                                                                                                              ------------
         WEB HOSTING/DESIGN -  0.0%**  PSInet Inc., Senior Notes, (in default),
                                         11.000% due 08/01/09 ...............................         10,000           450
                                                                                                              ------------
                TOTAL CORPORATE BONDS
                    (Cost $3,156,573) ......................................................................     1,547,263
                                                                                                              ------------

                 FOREIGN BONDS - 1.0%
             CABLE TELEVISION -  0.3%  Callahan Nordrhein-Westfalen GMBH,
                                         Senior Notes, (in default), 14.000% due 07/15/10 ...        350,000        11,812
                                       Ono Finance PLC, Company Guarantee,
                                         13.000% due 05/01/09 ...............................        250,000        63,750
                                       United Pan-Europe Communications N.V.,
                                         Senior Notes, (in default), 11.250% due 02/01/10 ++         350,000        15,750
                                                                                                              ------------
                                                                       TOTAL CABLE TELEVISION                       91,312
                                                                                                              ------------
                  TELECOMMUNICATIONS-
                    EQUIPMENT -  0.4%  Marconi Corporation PLC, Company Guarantee,
                                         7.750% due 09/15/10 ................................      1,125,000       163,125
                                                                                                              ------------
                      UTILITY -  0.3%  AmeriGas Partners Apu, Series D, Senior Notes,
                                         10.000% due 04/15/06 ...............................        100,000       105,500
                                                                                                              ------------
                 TOTAL FOREIGN  BONDS
                    (Cost $2,037,506) ......................................................................       359,937
                                                                                                              ------------

                                       8


BOULDER GROWTH & INCOME FUND, INC.                                                                 PORTFOLIO OF INVESTMENTS
                                                                                                          NOVEMBER 30, 2002
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                      PAR        VALUE
                                                                                                     ------     -------

            PREFERRED STOCKS - 0.0%**
           CABLE TELEVISION -  0.0%**  Adelpia Communications Corporation+ ..................          3,500  $      1,050
               TOTAL PREFERREDSTOCKS
                      (Cost $349,125) ......................................................................         1,050
                                                                                                              ------------

          SHORT TERM OBLIGATIONS - 3.2%
          (Cost $1,200,000)
                                       Agreement with PNC Capital Markets, 1.22%
                                         dated 11/29/02, to be repurchased at
                                         $1,200,222 on 12/02/02, collateralized
                                         by $1,195,000 SLMA,
                                         3.375% due 07/15/04 (value $1,237,198) .............   $  1,200,000     1,200,000
                                                                                                              ------------
TOTAL INVESTMENTS (COST $46,011,293*) - 100.4% .............................................................    37,470,603
OTHER ASSETS AND LIABILITIES - (0.4%) ......................................................................      (161,566)
                                                                                                              ------------
NET ASSETS - 100.0% ........................................................................................  $ 37,309,037
                                                                                                              ============

-----------
*  Aggregate cost for Federal tax purposes is $47,724,538
+  Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of
   1993.
** Amount represents less than 0.1% of net assets.

Glossary of Terms
GMBH Gesellschaft mit beschrankter Halftung (West German Limited Liability
     Company)
 MTN Medium Term Note
N.V. Naamloze Vennoolschap (Dutch Corporation)
PLC  Public Liability Company

BOULDER GROWTH & INCOME FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2002

ASSETS:
   Investments, at value (Cost $46,011,293) (Note 1)
     See accompanying schedule ......................................................................   $    37,470,603
   Cash .............................................................................................               485
   Receivable for offering rights ...................................................................           229,000
   Dividends and interest receivable ................................................................            90,353
   Prepaid expenses .................................................................................            68,319
                                                                                                        ---------------
         TOTAL ASSETS ...............................................................................        37,858,760

LIABILITIES:
   Payable for offering rights .................................................      $       229,000
   Deferred compensation-director (Note 10) ....................................              158,383
   Investment co-advisory fees payable (Note 2) ................................               56,886
   Legal and audit fees payable ................................................               50,111
   Administration fee payable (Note 2) .........................................                9,015
   Accrued expenses and other payables (Note 2) ................................               46,328
                                                                                      ---------------
         TOTAL LIABILITIES ..........................................................................           549,723
                                                                                                        ---------------
NET ASSETS ..........................................................................................   $    37,309,037
                                                                                                        ===============
NET ASSETS consist of:
   Undistributed net investment income ..............................................................   $       372,109
   Accumulated net realized loss on investments sold ................................................       (12,763,988)
   Unrealized depreciation of investments ...........................................................        (8,540,690)
   Par value of Common Stock ........................................................................            56,639
   Paid-in capital in excess of par value of Common Stock ...........................................        58,184,967
                                                                                                        ---------------
         TOTAL NET ASSETS ...........................................................................   $    37,309,037
                                                                                                        ===============
NET ASSET VALUE, (Net Asset Value, $37,309,037 / 5,663,892 shares outstanding) ......................   $          6.59
                                                                                                        ===============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER GROWTH & INCOME FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                                   FOR THE FIVE MONTH       FOR THE
                                                                                      PERIOD ENDED        YEAR ENDED
                                                                                   NOVEMBER 30, 2002*   JUNE 30, 2002
                                                                                 --------------------- ----------------
INVESTMENT INCOME:
   Dividends ...................................................................    $        627,075   $        252,118
   Interest (net of foreign withholding taxes of 0, $384) ......................             190,587          3,945,417
                                                                                    ----------------   ----------------
         TOTAL INVESTMENT INCOME ...............................................             817,662          4,197,535
                                                                                    ----------------   ----------------
EXPENSES:
   Investment co-advisory fees (Note 2) ........................................    $        195,227   $        362,370
   Legal fees ..................................................................             129,179            147,576
   Proxy fees ..................................................................             126,562            144,097
   Administration fee (Note 2) .................................................              46,873             82,880
   Directors' fees and expenses (Note 2) .......................................              29,931             51,198
   Printing fees ...............................................................              27,533             29,019
   Audit fees ..................................................................              24,500             19,007
   Insurance fees ..............................................................              17,268             19,789
   NYSE fees ...................................................................              10,508             24,893
   Other .......................................................................              86,226             38,699
                                                                                    ----------------   ----------------
         TOTAL EXPENSES ........................................................             693,807            919,528
                                                                                    ----------------   ----------------
NET INVESTMENT INCOME ..........................................................             123,855          3,278,007
                                                                                    ----------------   ----------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss on investments sold during the period .....................          (2,706,714)        (5,632,874)
   Change in unrealized depreciation of investments during the period ..........            (621,771)        (2,770,396)
                                                                                    ----------------   ----------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ................................          (3,328,485)        (8,403,270)
                                                                                    ----------------   ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................    $     (3,204,630)  $     (5,125,263)
                                                                                    ================   ================

-----------
* Fiscal year end changed to November 30. Prior to this, the fiscal year end was June 30.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER GROWTH & INCOME FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                            FIVE MONTH
                                                                           PERIOD ENDED         YEAR ENDED      YEAR ENDED
                                                                         NOVEMBER 30, 2002     JUNE 30, 2002   JUNE 30, 2001
                                                                        -------------------    -------------   -------------
OPERATIONS:
Net investment income ...................................................   $     123,855     $   3,278,007    $   3,994,351
Net realized loss on investments sold during the period .................      (2,706,714)       (5,632,874)      (2,913,272)
Change in unrealized appreciation/(depreciation) of investments
   during the period ....................................................        (621,771)       (2,770,396)       1,152,798
                                                                            -------------     -------------    -------------
Net increase/(decrease) in net assets resulting from operations .........      (3,204,630)       (5,125,263)       2,233,877

DISTRIBUTIONS:
Dividends paid from net investment income to Shareholders ...............              --        (3,351,050)      (4,010,505)
                                                                            -------------     -------------    -------------
   TOTAL DISTRIBUTIONS ..................................................              --        (3,351,050)      (4,010,505)

CAPITAL TRANSACTIONS:
Proceeds from capital stock issued for distributions reinvested .........              --                --          175,683
                                                                            -------------     -------------    -------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS ..........              --                --          175,683

NET DECREASE IN NET ASSETS FOR THE PERIOD ...............................      (3,204,630)       (8,476,313)      (1,600,945)

NET ASSETS:
Beginning of period .....................................................      40,513,667        48,989,980       50,590,925
                                                                            -------------     -------------    -------------
End of period (including undistributed net investment income of
   $372,109, $334,970 and $488,277, respectively) .......................   $  37,309,037     $  40,513,667    $  48,989,980
                                                                            =============     =============    =============



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       BOULDER GROWTH & INCOME FUND, INC.

                              FINANCIAL HIGHLIGHTS

             FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

    Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                        FIVE MONTH
                                                       PERIOD ENDED                         YEAR ENDED JUNE 30,
                                                       NOVEMBER 30,    -------------------------------------------------------------
                                                          2002(B)         2002         2001        2000          1999        1998
                                                        ----------     ---------    ---------    ---------    ---------   ---------
OPERATING PERFORMANCE:
Net asset value, beginning of period..................  $     7.15     $    8.65    $    8.96    $   10.07    $   10.75   $   10.17
                                                        ----------     ---------    ---------    ---------    ---------   ---------
Net investment income.................................        0.02          0.58         0.70         0.67         0.78        0.75
Net realized and unrealized gain/(loss) on investments       (0.58)        (1.49)       (0.31)       (1.02)       (0.70)       0.59
                                                        ----------     ---------    ---------    ---------    ---------   ---------
Total from investment operations......................       (0.56)        (0.91)        0.39        (0.35)        0.08        1.34
                                                        ----------     ---------    ---------    ---------    ---------   ---------
DISTRIBUTIONS:
Dividends paid from net investment income to
    shareholders......................................         --          (0.59)       (0.70)       (0.76)       (0.76)      (0.76)
                                                        ----------     ---------    ---------    ---------    ---------   ---------
Total distributions...................................         --          (0.59)       (0.70)       (0.76)       (0.76)      (0.76)
                                                        ----------     ---------    ---------    ---------    ---------   ---------
Net asset value, end of period........................  $     6.59     $    7.15    $    8.65    $    8.96    $   10.07   $   10.75
                                                        ==========     =========    =========    =========    =========   =========
Market value, end of period...........................  $     5.22     $    6.78    $    8.50    $    8.25    $    9.63   $    9.63
                                                        ==========     =========    =========    =========    =========   =========
Total investment return based on net asset value(a)...       (7.83)%+++   (11.36)%       4.41%       (3.70)%       0.64%      13.57%
                                                        ==========     =========    =========    =========    =========   =========
Total investment return based on market value(a)......      (23.01)%+++   (14.47)%      11.77%       (6.81)%       7.85%      14.01%
                                                        ==========     =========    =========    =========    =========   =========
RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets...............        4.40%++(c)    1.95%+       1.82%+       2.51%+       1.12%       1.12%
Ratio of net investment income to average net assets          0.79%(c)      6.96%        8.03%        7.08%        7.46%       7.11%

SUPPLEMENTAL DATA:
Portfolio turnover rate...............................          21%          180%          83%          53%          58%         73%
Net assets, end of period (in 000's)..................    $ 37,309     $  40,514    $  48,990    $  50,591    $  56,841   $  60,670
Number of shares outstanding at end of period (in 000's)     5,664         5,664        5,664        5,644        5,644       5,644

--------------------------------------
(a)  Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment Plan.
+    For the years ended June 30, 2002, 2001 and 2000, the ratio of expenses to average net assets excluding the costs attributable to a proxy contest and related matters was 1.65%, 1.26% and 1.55%, respectively.
++   For the period ended November 30, 2002, the ratio of expenses to average net assets excluding the costs attributable to a proxy contest and related matters was 3.60%.
+++  Returns are based on a five month period.
(b)  Fiscal year end changed to November 30. Prior to this, the fiscal year end was June 30.
(c)  Ratios are annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       BOULDER GROWTH & INCOME FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

     Boulder Growth & Income Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

     PORTFOLIO VALUATION: The net asset value of the Fund is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets by the number of shares of Common Stock outstanding. The value of the Fund's net assets is deemed to equal the value of the Fund's total assets less the Fund's liabilities. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis, with premiums and discounts being amortized or accreted, respectively.

     Cash distributions received from the Fund's investment in real estate investment trust ("REITs") and registered investment companies ("RICs") are recorded as income. If the Fund is subsequently informed that such distributions received or a portion thereof are designated as returns of capital, the Fund will reclassify such amounts from income and reduce the cost basis of such securities.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income, if any, are expected to be declared and paid annually. The Fund had been declaring and paying dividends quarterly, however the Fund's Board of Directors changed this policy to an annual payout rather than quarterly at the April 2002 Board of Directors meeting. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     FEDERAL INCOME TAXES: The Fund intends to qualify as a registered investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders. The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years.

     OTHER: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                       BOULDER GROWTH & INCOME FUND, INC.

2. INVESTMENT CO-ADVISORY FEES, DIRECTORS' FEES, ADMINISTRATION FEE, CUSTODY FEE AND TRANSFER AGENT FEE

     Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA") serve as the Fund's Co-Investment Advisers (the "Advisers"). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund's average monthly net assets. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC'), and the Lola Brown Trust No. 1B (the "Lola Trust"), each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

     Fund Administrative Services, LLC ("FAS") serves as the Fund's Administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and other administrative tasks. Under the Administration Agreement, the Fund pays FAS a monthly fee, calculated at an annual rate of 0.30% of the value of the Fund's average monthly net assets out of which FASis required to pay any fees for outsourcing any administrative, custodial or transfer agency services, which it has done. The equity owners of FAS are EALLC and the Lola Trust, each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

     Effective January 28, 2002, the Fund pays each Director who is not a director, officer or employee of the Advisers or FAS a fee of $3,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     FAS has hired PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, to serve as a sub-administrator.

     Mellon Investor Services, LLC ("Mellon"), serves as the Fund's Transfer Agent. FAS pays Mellon an annual Transfer Agent fee as well as certain expenses. The Fund may also pay for certain out-of-pocket expenses.

     State Street Bank and Trust Company ("State Street"), serves as the Fund's Custodian. FAS pays State Street a monthly maintenance fee as well as certain expenses. The Fund may also pay for certain out-of-pocket expenses.

3. CHANGE IN THE FUND'S INVESTMENT POLICIES, INVESTMENT ADVISERS AND RISKS INVOLVED

                          CHANGE IN INVESTMENT POLICIES

     At a meeting held January 23, 2002, the Board of Directors voted to eliminate the Fund's non-fundamental investment policy which prohibited the Fund from investing for purposes of control or management of any company. Removal of this restriction provides the Fund with flexibility to consider a full range of reasonable investment options when the Advisers consider a particular investment. The Advisers currently do not intend to pursue this type of investment in most circumstances.

     The Board also voted to eliminate the Fund's non-fundamental investment policy which prohibited the Fund from investing in other registered investment companies. Under current law, the Fund is able to purchase up to 3% of the voting securities of any one RIC and invest up to an aggregate of 10% of the Fund's assets in RICs.

                           CHANGE IN PORTFOLIO MANAGER

     On April 26, 2002, shareholders approved new advisory agreements with BIA and SIA, resulting in a change to the persons who are primarily responsible for the day-to-day management of the Fund's portfolio. Stewart R. Horejsi is the primary portfolio manager for SIA and is the Fund's primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund's assets. Mr. Horejsi has full discretion regarding specific investment decisions and the Fund's asset allocation among cash, common stocks and fixed income investments. In addition to the Fund, Mr. Horejsi has also managed the Boulder Total Return Fund, Inc. ("BTF") since August 1999. BTF is a closed-end registered investment company traded on the NYSE. Mr. Horejsi was General Manager of Brown Welding Supply, LLC, from April 1994 until the company's sale in 1999; and the President or Manager of various subsidiaries associated with the Horejsi family since the early 1980's. Mr. Horejsi has been the investment adviser for the Horejsi family trusts (i.e., the Lola Brown Trust, the Ernest Horejsi Trust No. 1B, the Stewart
R. Horejsi Trust No. 2 and certain other related trusts and

                       BOULDER GROWTH & INCOME FUND, INC.

affiliates) since the early 1980's. As of July 31, 2002, the size of these trusts' and affiliates' common stock portfolio was approximately $574 million. Mr. Horejsi has been the Director and President of the Horejsi Family Charitable Foundation, Inc. since 1997. Mr. Horejsi received a Masters Degree in Economics from Indiana University in 1961 and a Bachelor of Science Degree in Industrial Management from the University of Kansas in 1959.

     Carl D. Johns, the Fund's Vice President and Treasurer, is responsible for managing the bonds in the Fund's portfolio. Mr. Johns has assisted in the management of BTF since August 1999. Prior to joining BIA, he worked at Flaherty & Crumrine Incorporated, an investment adviser, from 1992 to 1998. During that period he was an Assistant Treasurer for three NYSE-listed investment companies. Mr. Johns received a Bachelors Degree in Mechanical Engineering at the University of Colorado in 1985, and a Masters Degree in Finance from the University of Colorado in 1991.

                                 CHANGES IN RISK

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest.

     On April 26, 2002, the Fund's shareholders approved changes to the Fund's investment objective and certain investment restrictions. As a result of the changes to the Fund, the primary risks of investing in the Fund have changed.

     The Fund formerly held a substantial amount of non-investment grade bonds ("junk bonds"), many of which the Advisers believe are risky investments. The Fund has substantially transitioned away from these investments and has made substantial investment in common stocks, for capital appreciation, as well as common stocks that pay dividends, including real estate investment trusts ("REITs") and other closed-end investment companies ("RICs"). Investing in common stocks may subject shareholders to more risk than investing in bonds.While both bonds and common stocks are subject to market risk (i.e., the risk that the price of a security (a stock or bond) will rise or fall due to various unpredictable market conditions), common stock price variability has been historically greater than that of bonds.

     The Fund is now a "non-diversified management company" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). This permits the Fund to buy significant positions in stocks of companies that the Advisers find attractive, resulting in the Fund holding larger positions in fewer companies. A more concentrated portfolio may cause the Fund's net asset value to be more volatile than it has been historically and thus may subject shareholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of November 30, 2002, the Fund held a significant position in Berkshire Hathaway, Inc., and thus, the volatility of the Fund's common stock, and the Fund's net asset value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

     The Fund may now invest in real estate, REITs (real estate investment trusts) and other real estate securities. REITs are securities of companies whose primary objective is investment in real property or providing services to real property interests. The Fund may invest up to 25% of its assets in REIT securities. The Fund intends to invest in REIT securities primarily for income. Risks associated with investing in REITs include the potential for loss of value if there is an underlying decline in value of the properties in which the REIT invests. Property valuations may rise and fall with either local economic conditions or with the national economy. Furthermore, the dividend income paid by a REIT may be reduced or eliminated. In addition, the Fund bears its ratable share of REIT expenses while still paying management fees on the Fund assets so invested.

     The Fund may now invest up to 10% of its assets in other investment companies registered under the 1940 Act. The Fund may invest in other closed-end RICs when they are trading at a discount, and when market conditions seem appropriate to the Advisers. The Fund intends to normally invest in RICs that pay dividends. The risks associated with investments in RICs include the risk that the dividend paid by the RIC could be reduced or eliminated. As a shareholder in another fund, the Fund will bear its ratable share of that fund's expenses, including management fees, and remains subject to the Fund's advisory and administrative fees with respect to the assets so invested.

4. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the period ended November 30, 2002, excluding short-term investments, aggregated $8,270,142 and $7,449,875 respectively.

     At November 30, 2002, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $1,250,635 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $11,504,570.

                       BOULDER GROWTH & INCOME FUND, INC.

5. COMMON STOCK

     At November 30, 2002, 250,000,000 of $0.01 par value Common Stock were authorized. There were no Common Stock transactions for the five month period November 30, 2002, or for the year ended June 30, 2002.

6. SIGNIFICANT SHAREHOLDERS

     On November 30, 2002, trusts and other entities affiliated with the Horejsi family owned 1,171,400 shares of Common Stock of the Fund, representing approximately 20.68% of the total Fund shares.

7. SHARE REPURCHASE PROGRAM

     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

8. TAX BASIS DISTRIBUTIONS

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during the period ending November 30, 2002 and the year ended June 30, 2002 is as follows:

                                        PERIOD ENDING      YEAR ENDED
                                          NOVEMBER          JUNE 30,
                                            2002              2002
                                            ----              ----
   Distributions paid from:
     Ordinary Income .....................  $     --       $3,351,050
     Short-Term Capital Gain .............        --               --
     Long-Term Capital Gain ..............        --               --
                                            --------       ----------
                                            $     --       $3,351,050
                                            ========       ==========

     As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

   Ordinary Income ..................................    $    734,464
   Unrealized Depreciation ..........................     (10,253,935)
                                                         ------------
                                                         $ (9,519,471)
                                                         ============

     The Fund had available for tax basis distributions purposes accumulated capital and other losses of $11,050,743, of which $1,114,468 will expire in 11/30/2008 and $9,936,275 will expire in 11/30/2010.

     Net investment income and realized gain and loss for federal income tax purposes differ from that reported in the financial statements because of permanent and temporary book and tax differences. These differences are primarily related to differing treatment of long-term capital gains dividends and excess ordinary distributions received from Real Estate Investment Trusts and wash sales. Permanent book and tax basis differences of $(86,716) and $86,716 were reclassified at November 30, 2002 between undistributed net investment income and accumulated net realized loss on investments, respectively, for the Boulder Growth & Income Fund, Inc.

                       BOULDER GROWTH & INCOME FUND, INC.

9. RIGHTS OFFERING

     On October 15, 2002 the Fund's shareholders approved a transferable rights offering which would permit shareholders to acquire one new share for each share held. The rights were transferable, which allowed shareholders who did not wish to exercise their rights to sell them on the New York Stock Exchange. The record date for determining shareholders eligible to participate in the rights offering was November 29, 2002. The subscription period was from December 2, 2002 to December 20, 2002. The market price for the shares issued through the rights offering was calculated based on the volume-weighted average closing price of the Fund's shares from December 16 through December 20, 2002. The rights offering was fully subscribed and the Fund issued 5,663,892 new shares at a price of $4.34 each. The total gross proceeds to the Fund were $24,581,291.

10. DEFERRED COMPENSATION

     At November 30, 2002, the Fund had a deferred compensation liability to a former Director of the Fund which totaled $158,383, including any accrued interest.

ADDITIONAL INFORMATION (UNAUDITED)

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

     On July 22, 2002 the Board of Directors determined to eliminate the Fund's Automatic Dividend Reinvestment Plan.

                                PRIVACY STATEMENT

     Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Boulder Growth & Income Fund, Inc. have established the following policy regarding information about the Fund's shareholders. We consider all shareholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use. The Fund collects nonpublic information (e.g., your name, address, Social Security Number, Fund holdings) about shareholders from transactions in Fund shares. The Fund will not release information about current or former shareholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; or (iii) we are required by law to release information to the recipient. The Fund has not and will not in the future give or sell information about its current or former shareholders to any company, individual, or group (except as permitted by law). The Fund will only use information about its shareholders as necessary to service or maintain shareholder accounts in the ordinary course of business. Internally, we also restrict access to shareholder personal data to those who have a specific need for the records. We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal data.

                       BOULDER GROWTH & INCOME FUND, INC.

              MEETING OF SHAREHOLDERS -- VOTING RESULTS (UNAUDITED)

     On October 15, 2002, the Fund held its Annual Meeting of Shareholders to
(1) elect Stephen C. Miller as Director of the Fund, (2) to approve or disapprove a transferable rights offering, (3) to approve or disapprove a proposed amendment to the Fund's charter to permit the Board, without shareholder approval, to increase or decrease the Fund's authorized capital and
(4) to approve or disapprove an amendment to the Fund's charter to permit the issuance of preferred stock.

PROPOSAL 1:

         ELECTION OF STEPHEN C. MILLER AS DIRECTOR OF THE FUND
         -----------------------------------------------------
                                                                                           # OF VOTES CAST          % OF VOTES CAST
                                                                                          -----------------        -----------------
         Affirmative ................................................................         4,913,345                  89.5
         Withheld ...................................................................           577,753                  10.5
                                                                                              ---------                 -----
                  TOTAL .............................................................         5,491,098                 100.0
                                                                                              =========                 =====

PROPOSAL 2 (VOTING BY SHAREHOLDERS):

         APPROVE OR DISAPPROVE A TRANSFERABLE RIGHTS OFFERING
         -----------------------------------------------------
                                                                                           # OF VOTES CAST          % OF VOTES CAST
                                                                                          -----------------        -----------------
         Affirmative ................................................................         3,497,984                  79.9
         Against ....................................................................           701,124                  16.0
         Abstain ....................................................................           179,928                   4.1
                                                                                              ---------                 -----
                  TOTAL .............................................................         4,379,036                 100.0
                                                                                              =========                 =====

PROPOSAL 2 (VOTING BY ACCOUNTS):

         APPROVE OR DISAPPROVE A TRANSFERABLE RIGHTS OFFERING
         ----------------------------------------------------
                                                                                           # OF VOTES CAST          % OF VOTES CAST
                                                                                          -----------------        -----------------
         Affirmative ................................................................             2,247                  76.7
         Against ....................................................................               503                  17.1
         Abstain ....................................................................               181                   6.2
                                                                                              ---------                 -----
                  TOTAL .............................................................             2,931                 100.0
                                                                                              =========                 =====

PROPOSAL 3:

         APPROVE OR DISAPPROVE AN AMENDMENT TO THE FUND'S CHARTER TO PERMIT THE
         BOARD, WITHOUT SHAREHOLDER APPROVAL, TO INCREASE OR DECREASE THE FUND'S
         AUTHORIZED CAPITAL
         -----------------------------------------------------------------------
                                                                                           # OF VOTES CAST          % OF VOTES CAST
                                                                                          -----------------        -----------------
         Affirmative ................................................................         3,298,345                  76.2
         Against ....................................................................           843,389                  19.5
         Abstain ....................................................................           184,452                   4.3
                                                                                              ---------                 -----
                  TOTAL .............................................................         4,326,186                 100.0
                                                                                              =========                 =====

                       BOULDER GROWTH & INCOME FUND, INC.

PROPOSAL 4:

         APPROVE OR DISAPPROVE AN AMENDMENT TO THE FUND'S CHARTER TO PERMIT THE
         ISSUANCE OF PREFERRED STOCK
         -----------------------------------------------------------------------
                                                                                           # OF VOTES CAST          % OF VOTES CAST
                                                                                          -----------------        -----------------
         Affirmative ................................................................         3,350,158                  77.4
         Against ....................................................................           792,409                  18.3
         Abstain ....................................................................           183,619                   4.3
                                                                                              ---------                 -----
                  TOTAL .............................................................         4,326,186                 100.0
                                                                                              =========                 =====

                       BOULDER GROWTH & INCOME FUND, INC.

                        REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Directors and Shareholders
Boulder Growth & Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Boulder Growth & Income Fund, Inc., as of November 30, 2002, and the related statements of operations, statements of changes in net assets and financial highlights for the five-month period then ended and the year ended June 30, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended June 30, 2001 and the financial highlights for each of the years in the four-year period ended June 30, 2001 were audited by other auditors whose report dated August 1, 2001 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boulder Growth & Income Fund, Inc. as of November 30, 2002, and the results of its operations, changes in its net assets, and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

                                                [GRAPHIC OMITTED]
                                                  KPMG LLP LOGO



Boston, Massachusetts
December 31, 2002

                       BOULDER GROWTH & INCOME FUND, INC.

                    INFORMATION ABOUT DIRECTORS AND OFFICERS

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, term of office, length of time served and principal occupation during the last five years.

 NAME, ADDRESS*, AGE                POSITION, LENGTH OF           PRINCIPAL OCCUPATION(S) AND OTHER          NUMBER OF
                                     TERM SERVED, AND                    DIRECTORSHIPS HELD                FUNDS IN FUND
                                      TERM OF OFFICE                 DURING THE PAST FIVE YEARS               COMPLEX
                                                                                                            OVERSEEN BY
                                                                                                             DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
ALFRED G. ALDRIDGE, JR.           Director of the Fund         Retired; from 1982-2002, Sales                   2
BRIG. GEN. (RETIRED)              since January 2002.          Manager of Shamrock Foods Company;
CAL. AIR NATIONAL GUARD           Current term expires         Director of the Fiesta Bowl, Tempe, AZ
Age: 65                           at Annual Meeting            since 1997. Director, Boulder Total
                                  for 2004                     Return Fund, Inc., since 1999.
------------------------------------------------------------------------------------------------------------------------------------
RICHARD I. BARR                   Director of the Fund         Retired; from 1963-2001, Manager of              2
Age:  64                          since January 2002.          Advantage Sales and Marketing, Inc.
                                  Current term expires         Director, Boulder Total Return Fund,
                                  at Annual Meeting            Inc., since 1999; Director, First Financial
                                  for 2004                     Fund, Inc., since 2001.
------------------------------------------------------------------------------------------------------------------------------------
JOEL W. LOONEY                    Director of the Fund         Partner, Financial Management Group,             2
Age:  40                          since January, 2002.         LLC since July 1999; Director, Boulder
                                  Current term expires         Total Return Fund, Inc., since January
                                  at Annual Meeting            2001.
                                  for 2003
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS**
------------------------------------------------------------------------------------------------------------------------------------
SUSAN L. CICIORA                  Director of the Fund         Owner, Superior Interiors (interior              2
Age: 38                           since January 2002.          design for custom homes) since 1995;
                                  Current term expires at      Corporate Secretary, Ciciora Custom
                                  Annual Meeting               Builders, LLC since 1995;  Trustee of the
                                  for 2003                     Brown Trust and the EH Trust.  Director,
                                                               Boulder Total Return Fund, Inc., since
                                                               November 2001.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN C. MILLER                 Director and                 President and General Counsel of                 2
Age:  50                          Chairman of the              Boulder Investment Advisers, LLC ("BIA");
                                  Board since January          Manager, Fund Administrative Services,
                                  2002.  President of          LLC ("FAS"); Vice President of  Stewart
                                  the Fund.  Current           Investment Advisers ("SIA"); Director,
                                  term expires at              Chairman of the Board and President of
                                  Annual Meeting for           Boulder Total Return Fund, Inc., since
                                  2005                         1999. President and General Counsel,
                                                               Horejsi, Inc. (liquidated in 1999);
                                                               General Counsel, Brown Welding Supply,
                                                               LLC (sold in 1999); Of  Counsel, Krassa
                                                               & Miller, LLC since 1991.
------------------------------------------------------------------------------------------------------------------------------------

*    Unless otherwise specified, the Directors' respective addresses are c/o Boulder Growth & Income Fund, Inc., 1680
     38th Street, Suite 800, Boulder, Colorado 80301.

**   Mr. Miller is an "interested person" because he is an officer of BIA and SIA, the Fund's investment advisers. Ms.
     Ciciora is an "interested person" as a result of the extent of her beneficial ownership of Fund shares and by virtue of her indirect beneficial ownership of the BIA and FAS.

                       BOULDER GROWTH & INCOME FUND, INC.

The names of the executive officers of the Fund (other than Mr. Miller, who is described above) are listed in the table below. Each officer was elected to office by the Board at a meeting held on January 23, 2002. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board.

NAME, ADDRESS, AGE               POSITION, LENGTH OF                         PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
                                  TERM SERVED, AND                                                HELD
                                   TERM OF OFFICE                                      DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
CARL D. JOHNS                     Chief Financial Officer,                  Vice President and Treasurer of BIA and Assistant
1680 38th Street,                 Chief Accounting                          Manager of FAS, since April, 1999; Vice President,
Suite 800                         Officer, Vice President                   Chief Financial Officer and Chief Accounting Officer,
Boulder, CO 80301                 and Treasurer since                       Boulder Total Return Fund, Inc., since 1999;
Age: 39                           January 2002.                             Employee of Flaherty & Crumrine Incorporated prior
                                  Appointed annually.                       to December 31, 1998; Assistant Treasurer of
                                                                            Preferred Income Management Fund Incorporated,
                                                                            Preferred Income Fund Incorporated and Preferred
                                                                            Income Opportunity Fund Incorporated prior to
                                                                            December 31, 1998.
------------------------------------------------------------------------------------------------------------------------------------
STEPHANIE J. KELLEY               Secretary since January                   Secretary, Boulder Total Return Fund, Inc., since
1680 38th Street,                 2002. Appointed                           October 27, 2000; Assistant Secretary and Assistant
Suite 800                         annually.                                 Treasurer of various Horejsi Affiliates; employee of
Boulder, CO 80301                                                           FAS since March 1999.
Age:  46
------------------------------------------------------------------------------------------------------------------------------------
NICOLE L. MURPHEY                 Assistant Secretary                       Assistant Secretary, Boulder Total Return Fund, Inc.,
1680 38th Street,                 since January 2002.                       since October 27, 2000; employee of FAS since July
Suite 800                         Appointed annually.                       1999.
Boulder, CO 80301
Age:  25
------------------------------------------------------------------------------------------------------------------------------------

BOULDER GROWTH & INCOME FUND, INC.
85 Challenger Road
Ridgefield Park, NJ 07660

                               [GRAPHIC OMITTED]
                                  MOUNTAIN ART

                                     BOULDER
                                 GROWTH & INCOME
                                   FUND, INC.
                                   (NYSE: BIF)

--------------------------------------------------------------------------------

                                  ANNUAL REPORT
                                NOVEMBER 30, 2002

                                    DIRECTORS

                     Brig. Gen (Ret.) Alfred G. Aldridge Jr.
                                 Richard I. Barr
                                Susan L. Ciciora
                                 Joel W. Looney
                                Stephen C. Miller

                                    OFFICERS

                                Stephen C. Miller
                                    President

                                  Carl D. Johns
                          Vice President and Treasurer

                               Stephanie J. Kelley
                                    Secretary

                                Nicole L. Murphey
                               Assistant Secretary

                              WWW.BOULDERFUNDS.NET

  If you have questions regarding shares you held in a brokerage account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent -- Mellon Investor Services LLC, at:

                               85 Challenger Road

                            Ridgefield Park, NJ 07660

  This report is sent to shareholders of Boulder Growth & Income Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.